Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

Small Cap Value Fund

(the “Fund”)

Supplement dated May 31, 2023, to the Statement of Additional Information

(“SAI”) of the Fund, dated October 1, 2022, as supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI:

The section entitled “Portfolio Managers—Other Accounts” is revised as follows:

The sub-section entitled “Small Cap Value Fund—JPMIM” is deleted in its entirety and replaced with the following:

Fund	Advisers/ Subadviser	Portfolio Manager	Other Accounts (As of March 31, 2023) Unless otherwise noted
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Acco unts	Assets ($ millions)	No. of Acco unts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
Small Cap Value Fund	JPMIM[1]	Phillip D. Hart	14	$5,275,812	2	$832,138	3	$800,695
		Wonseok Choi	17	$6,683,305	1	$155,285	4	$904,803
		Akash Gupta	14	$5,275,812	1	$155,285	3	$800,695
		Robert A. Ippolito	11	$4,341,782	2	$391,158	1	$31,990

[1]	The total value and number of accounts managed by a JPMIM portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.